SEC. File Nos. 333-176635

811-22605

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 1

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 4

CAPITAL EMERGING MARKETS TOTAL OPPORTUNITIES FUND

(Exact Name of Registrant as specified in charter)

6455 Irvine Center Drive

Irvine, CA 92618

(Address of principal executive offices)

Registrant's telephone number, including area code:

(949) 975-5000

COURTNEY R. TAYLOR, Secretary

Capital Emerging Markets Total Opportunities Fund

6455 Irvine Center Drive

Irvine, CA 92618

(name and address of agent for service)

Copy to:

Michael Glazer
Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on January 1, 2013, pursuant to paragraph (b) of rule 485

Capital Emerging Markets Total
Opportunities Fund®

Ticker: ETOPX

Prospectus

January 1, 2013

Table of contents

Investment objective 1

Fees and expenses of the fund 1

Principal investment strategies 2

Principal risks 2

Investment results 3

Management 4

Purchase and sale of fund shares 4

Tax information 4

Investment objective, strategies and risks 5

Prior investment results of Capital Guardian Emerging
Markets Total Opportunities Fund (Predecessor Fund) 7

Prior investment results of Capital Guardian
Trust Company 8

Management and organization 9

Purchase and sale of shares 10

How to sell shares 11

Distributions and taxes 13

Fund expenses 13

Financial highlights 14

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective

The fund’s investment objective is to seek long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption or exchange fees	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and/or service (12b-1) fees	none
Other expenses[1,2]	.10
Total annual fund operating expenses	1.10

1 Estimated by annualizing actual expenses for a partial year.

2 The fund’s investment adviser has agreed to reimburse the fund for a portion of other expenses so that other expenses do not exceed .10%. The adviser has agreed to reimburse any expenses over .10% through at least December 31, 2013, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$112	$350	$606	$1,340

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Capital Emerging Markets Total Opportunities Fund / Prospectus 1

Principal investment strategies

The fund will invest primarily in common stocks, other equity securities and bonds of issuers: (1) from developing countries, (2) whose securities are principally traded in an emerging market, (3) that are deemed by the investment adviser to be suitable investments for the fund due to significant economic exposure (e.g. through assets, revenues, or profits) to developing countries, or (4) that are denominated in a currency of a developing country. The securities markets of developing countries may be referred to as emerging markets. Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. These securities are discussed more fully under “Investment objective, strategies and risks.”

In determining whether an issuer is from a developing country, the investment adviser will consider such factors as where the issuer is domiciled and the location of the issuer’s principal place of business. The investment adviser will deem an issuer to have significant economic exposure to developing countries if it has at least 50% of its assets in developing countries or derives, or in the opinion of the investment adviser is expected to derive, at least 50% of its total revenue or profit from goods or services produced in or sales made in developing countries.

In determining whether a country is a developing country, the fund’s investment adviser will consider such factors as whether the country is generally considered to be a developing country by the international financial community, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

Countries that are currently considered by the fund’s investment adviser to be developing countries include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ghana, Hong Kong, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Slovakia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest without limitation in common stocks and bonds. The mix of common stocks and bonds held by the fund will depend on the investment adviser’s assessment of market conditions and the asset mix it believes most appropriate to seek to achieve the fund’s objective. The fund seeks to achieve its objective of preserving capital with lower volatility of returns than emerging market equities by allocating a portion of its assets to bonds and other debt securities of emerging market issuers.

The fund also invests in other equity securities including preferred stocks, convertible preferred stocks and convertible bonds. The fund invests in bonds and other debt securities with a range of maturities. The fund may invest in both investment grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser) and in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such lower quality securities are sometimes referred to as “junk bonds.” The fund may invest in securities with the lowest rating by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested. The mandate manager and the equity investment management group of the fund’s investment adviser determine the portfolio managers for the fund and oversee the allocation of assets among the fund’s managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

I nvesting outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more

Capital Emerging Markets Total Opportunities Fund / Prospectus 2

susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to lower quality, higher yielding debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” Junk bonds are considered speculative.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

Investment results

Information regarding investment results is not available as of the date of this prospectus because the fund does not have a full calendar year of investment operations.

Capital Emerging Markets Total Opportunities Fund / Prospectus 3

Management

Investment adviser Capital Guardian Trust Company,SM the investment adviser to the fund, uses a system of multiple portfolio managers in managing mutual fund assets.

Portfolio managers The primary individual portfolio managers for the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Shaw B. Wagener	1 year (since the fund’s inception, November 2011)	Senior Vice President, Capital Guardian Trust Company
Luis Freitas De Oliveira	1 year (since the fund’s inception, November 2011)	Senior Vice President, Capital Guardian Trust Company
Laurentius Harrer	1 year (since the fund’s inception, November 2011)	Senior Vice President, Capital Guardian Trust Company

Purchase and sale of fund shares

The minimum amount required to establish an account for institutional investors is $2,000,000. The minimum amount required to establish an account for clients of the Capital Group Private Client Services division of Capital Guardian Trust Company is $25,000. There are no minimums for subsequent investments. You may sell shares on any business day by calling Capital Guardian Trust Company at 800/266-9532 or by writing to Capital Guardian Trust Company at 333 South Hope Street, Los Angeles, California 90071.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Capital Emerging Markets Total Opportunities Fund / Prospectus 4

Investment objective, strategies and risks

Investment objective and strategies The fund’s investment objective is to seek long-term growth and preservation of capital with lower volatility of returns than emerging market equities. The fund’s objective is subject to change only upon 60 days written notice to shareholders. Under normal market conditions, the fund intends to invest at least 80% of its assets in emerging market securities and cash and cash equivalents of emerging market issuers, as defined in the following paragraphs. The fund may invest a portion of its assets in non-developing country government securities, as well as cash and cash equivalents from non-developing countries in an effort to reduce volatility. The fund reserves the right to invest substantially in such securities if prevailing market and economic conditions indicate that it is desirable to do so. These policies are subject to change only upon 60 days’ written notice to shareholders.

The fund will invest primarily in common stocks, other equity securities and bonds of issuers: (1) from developing countries, (2) whose securities are principally traded in an emerging market, (3) that are deemed by the investment adviser to be suitable investments for the fund due to significant economic exposure (e.g. through assets, revenues, or profits) to developing countries, or (4) that are denominated in a currency of a developing country. The securities markets of developing countries may be referred to as emerging markets. Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock.

In determining whether an issuer is from a developing country, the investment adviser will consider such factors as where the issuer is domiciled and the location of the issuer’s principal place of business. The investment adviser will deem an issuer to have significant economic exposure to developing countries if it has at least 50% of its assets in developing countries or derives, or in the opinion of the investment adviser is expected to derive, at least 50% of its total revenue or profit from goods or services produced in or sales made in developing countries.

In determining whether a country is a developing country, the fund’s investment adviser will consider such factors as whether the country is generally considered to be a developing country by the international financial community, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

Countries that are currently considered by the fund’s investment adviser to be developing countries include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ghana, Hong Kong, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Slovakia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest without limitation in common stocks and bonds. The mix of common stocks and bonds held by the fund will depend on the investment advisers’ assessment of market conditions and the asset mix it believes most appropriate to seek to achieve the fund’s objective. The fund seeks to achieve its objective of preserving capital with lower volatility of returns than emerging market equities by allocating a portion of its assets to bonds and other debt securities of emerging market issuers.

The fund also invests in other equity securities including preferred stocks, convertible preferred stocks and convertible bonds. The fund invests in bonds and other debt securities with a range of maturities. The fund may invest in both investment grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser) and in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such lower quality securities are sometimes referred to as “junk bonds.” The fund may invest in securities with the lowest rating by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser.

The fund is designed for investors seeking capital appreciation, lower volatility of returns than emerging market equities and diversification through investments in common stocks, other equity securities and bonds of developing country issuers, consistent with the fund’s investment objectives. While the fund’s objective is to seek long-term capital growth with lower volatility of returns than emerging market equities, in certain instances the fund may invest opportunistically in a manner that increases volatility. Although the fund seeks to preserve capital and limit volatility, it is possible for the fund to lose value. Because investments in emerging markets can be volatile and decline at times, investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

“Bonds” include debentures, notes, hybrid securities (such as bonds with warrants attached, convertible bonds and certain preferred securities), cash equivalents, pooled or collective investment vehicles with portfolios of debt securities, and other debt obligations of banks, corporations and governmental authorities.

The securities in which the fund invests will principally consist of securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter market. In determining whether to approve markets for investment, the fund’s investment adviser will take into account, among other things, market liquidity, investor information and government regulation, including fiscal and foreign exchange repatriation rules.

The securities held by the fund may be purchased in the respective relevant markets, but they may also be purchased in other markets in other countries or may be purchased and held in the form of American Depositary Receipts (ADRs) or other depositary receipts. The fund may also invest in loans and loan participations, and may invest in securities denominated in any currency, including the currencies of developing countries.

The fund may enter into derivatives transactions. Derivatives may be used to, among other reasons, provide liquidity, provide exposure not otherwise available, manage risk, manage foreign currency exposure, provide incremental yield and implement investment strategies in a more efficient manner. In addition, the fund may enter into repurchase transactions (including reverse repurchase transactions) to provide incremental yield and provide liquidity. Any amounts owing under either of these types of transactions may be collateralized by delivering or receiving cash and securities if exposures exceed certain minimum thresholds.

As noted above, although the fund intends to invest primarily in common stocks, other equity securities and bonds of developing country issuers, the fund may invest in cash, cash equivalents and non-developing country government securities when prevailing market and economic conditions indicate that it is desirable to do so. These securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The percentages of the fund’s assets invested in such holdings will vary and depend on various factors, including market conditions and purchases and

Capital Emerging Markets Total Opportunities Fund / Prospectus 5

redemptions of fund shares. For temporary defensive purposes, the fund may hold a significant portion of its assets in such securities. If the fund were to implement such temporary defensive strategies it might not achieve its investment objective of long-term growth. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Investment risks The prices of, and the income generated by, the securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers of securities held by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The growth-oriented common stocks and other equity securities (such as preferred stocks, convertible preferred stocks and convertible bonds) purchased by the fund may involve larger price swings and greater potential for loss than other types of investments.

Income provided by the fund may be reduced by changes in the dividend policies of the companies in which the fund invests and the capital resources available for dividend payments at such companies.

The prices of securities of issuers domiciled outside the United States or with significant operations outside the United States may decline due to conditions specific to the countries or regions in which the issuer is domiciled or operates, including adverse political, social, economic or market changes in such countries or regions. The securities of issuers domiciled in certain countries outside the United States may be more volatile, less liquid and/or more difficult to value than those of U.S. issuers. Issuers in countries outside the United States may also be subject to different tax and accounting policies and different auditing, reporting, legal and regulatory standards. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Issuers in countries outside the United States may also be subject to different government and legal systems that make it difficult for the fund to exercise its rights as a shareholder of the company. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. These investments may also be affected by changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries.

Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

The prices of, and the income generated by, most bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.

In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

A bond’s effective maturity is the market’s trading assessment of its maturity and represents an estimate of the most likely time period during which an investor in that bond will receive payment of principal. For example, as market interest rates decline, issuers may exercise call provisions that shorten the bond’s effective maturity. Conversely, if interest rates rise, effective maturities tend to lengthen.

Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

The prices of, and the income generated by, many of the securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Forward currency contracts may be entered into, and put or call options on currencies may be purchased, to protect against changes in foreign currency exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

The fund intends to use derivatives and repurchase transactions in a prudent manner. Derivatives and repurchase transactions, however, may expose the fund to certain additional risks relative to traditional securities such as credit risks of the counterparty, imperfect correlation between derivatives prices and prices of related assets, rates or indices, potential for increased volatility and reduced liquidity. The fund’s investment adviser seeks to reduce all these risks by emphasizing fundamental research, diversifying the fund’s portfolio and monitoring broad economic trends and corporate

Capital Emerging Markets Total Opportunities Fund / Prospectus 6

and legislative developments. Nevertheless, these risks may lead to fluctuations in the value of the investments made by the fund, which will be reflected in its net asset value.

The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks associated with those practices.

Portfolio holdings Portfolio holdings information for the fund is available at capitalguardian.com/ETOP. A description of the fund’s policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

Prior investment results of Capital Guardian Emerging Markets Total Opportunities Fund (Predecessor Fund)

The following table shows the investment results of the Capital Guardian Emerging Markets Total Opportunities Fund (the “Predecessor Fund”). The Predecessor Fund was a special purpose fund established within the Capital Guardian Emerging Markets Common Trust Fund, a trust organized under Section 584(a) of the Internal Revenue Code of 1986 and exempt from taxation under section 584(b) of the Internal Revenue Code. The fund acquired all of the assets and liabilities of the Predecessor Fund upon commencement of fund operations. The investment objectives, policies, strategies and risks of the Predecessor Fund were substantially similar to those of the fund. The investment results of the Predecessor Fund do not represent the historical results of the fund and should not be interpreted as indicative of the future results of the fund.

The Predecessor Fund was not subject to the same types of expenses as the fund. In addition, the fund was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable may have adversely affected the results of the Predecessor Fund. If the Predecessor Fund had been subject to the fund’s expenses results would differ. Unlike the fund, the Predecessor Fund was not a qualified institutional buyer eligible to purchase securities exempt from registration under SEC rule 144A.

The investment results of the Predecessor Fund presented below reflect a management fee of 1.10% charged by the investment adviser and operating expenses for the Predecessor Fund. The total fees and expenses charged by the fund are lower than those of the Predecessor Fund. These results are not intended to predict or suggest the returns that might be experienced by the fund or an individual investing in the fund. Investors should also be aware that use of a methodology different from that used below to calculate investment results could result in different investment results data. The results of the Predecessor Fund shown below are shown net of the 1.10% management fee plus operating expenses of the Predecessor Fund. The investment results of the Predecessor Fund were calculated in accordance with Global Investment Performance Standards (“GIPS”).1This method of calculating investment results differs from the standardized U.S. Securities and Exchange Commission method for calculating investment results. All returns presented reflect the reinvestment (net of foreign withholding taxes) of dividends, interest and other earnings. Withholding tax rates apply primarily to U.S. investors. All returns reflect the deduction of actual expenses, brokerage commissions and execution costs paid by the Predecessor Fund, without provision for federal and state income taxes.

Capital Guardian Emerging Markets Total Opportunities Fund (Predecessor Fund)

Average annual total returns
For period ended December 31, 2011

	Predecessor Fund	MSCI Emerging Markets IMI Index	J.P. Morgan Government Bond Index – Emerging Markets Global Diversified	J.P. Morgan Emerging Markets Bond Index Global
One year	–6.03%	–19.49%	–1.75%	8.46%
Lifetime (since May 14, 2010)	2.62	–1.09	5.84	9.80

1 GIPS is a set of standards promulgated by the Chartered Financial Analyst Institute, a global non-profit membership and education organization that, among other things, has formulated a set of investment results presentation standards for investment advisers. The GIPS presentation standards are intended to promote full and fair presentations by investment advisers of their investment results, and ensure uniformity in reporting so that investment results of investment advisers are directly comparable.

Capital Emerging Markets Total Opportunities Fund / Prospectus 7

Prior investment results of Capital Guardian Trust Company

The following tables show composite investment results relating to the historical results of all accounts managed by Capital Guardian Trust Company (“CGTC”) with investment objectives, policies, strategies and risks substantially similar to those of the fund. The investment results of the separately managed accounts do not represent the historical results of the fund and should not be interpreted as indicative of the future results of the fund or the investment adviser.

The composite investment results shown below were calculated in accordance with GIPS, retroactively applied to all time periods, and are shown net of the highest current management fees charged by CGTC. This method of calculating investment results differs from the standardized U.S. Securities and Exchange Commission method for calculating investment results. All returns presented are asset-weighted and reflect the reinvestment (net of foreign withholding taxes) of dividends, interest and other earnings. Withholding tax rates apply primarily to U.S. investors. All returns reflect the deduction of brokerage commissions and execution costs paid by the separately managed accounts, without provision for federal and state income taxes. For certain separately managed accounts, the results below may not reflect expenses such as custody or audit fees. The composites include all fee paying, discretionary portfolios managed according to the strategy by CGTC. The Capital Emerging Markets Total Opportunities Fund has investment objectives, policies, strategies and risks substantially similar to those of the accounts included in the CGTC Emerging Markets Total Opportunities Composite.

The separately managed accounts that are included in the composite are not subject to the same types of expenses as the fund. In addition, the separately managed accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable may have adversely affected the results of the separately managed accounts included in the composite. Unlike the Predecessor Fund, the separately managed accounts are qualified to purchase securities exempt from registration under SEC rule 144A. Accordingly, the Predecessor Fund is not included in the composite results shown below.

The investment results of the separately managed accounts presented below reflect the highest current annual management fees charged by CGTC (1.00%). The management fees charged by the fund are the same as these fees. The fund is subject to additional expenses. If the separately managed accounts had been subject to the fund’s expenses results would have been lower. These results are not intended to predict or suggest the returns that might be experienced by the fund or an individual investing in the fund. Investors should also be aware that use of a methodology different from that used below to calculate investment results could result in different investment results data.

Capital Guardian Emerging Markets Total Opportunities Composite

Historical Returns

Year Ended December 31	Separately Managed Accounts – Net Returns	MSCI Emerging Markets IMI Index	J.P. Morgan Government Bond Index – Emerging Markets Global Diversified	J.P. Morgan Emerging Markets Bond Index – Global
2011	–6.64%	–19.49%	–1.75%	8.46%
2010	10.83	19.90	15.68	12.04
2009	40.73	82.36	21.98	28.18
2008	–22.85	–53.78	–5.22	–10.91

Average annual total returns

For periods ended December 31, 2011

	Separately Managed Accounts – Net Returns	MSCI Emerging Markets IMI Index	JP Morgan Government Bond Index – Emerging Markets Global Diversified	JP Morgan Emerging Markets Bond Index – Global
One year	–6.64%	–19.49%	–1.75%	8.46%
Lifetime (since September 30, 2007)	3.29	–3.93	7.42	8.68

Information on comparative indexes The investment results tables in this prospectus show how the average annual total returns of the Predecessor Fund and the Capital Guardian Emerging Markets Total Opportunities Composite compare with various broad measures of market results. The MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid- and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. The J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is a measure of local currency denominated, fixed-rate, government debt issued in emerging markets with at least 13 months remaining until maturity. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. The J.P. Morgan Emerging Markets Bond Index – Global is a market capitalization-weighted U.S. dollar-denominated emerging markets debt index that includes both fixed and floating rate, callable or putable instruments, as well as capitalizing/amortizing bonds or loans issued by sovereign and quasi-sovereign entities. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes.

Capital Emerging Markets Total Opportunities Fund / Prospectus 8

Management and organization

Investment adviser Capital Guardian Trust Company (“CGTC”), an experienced investment management organization founded in 1968, serves as investment adviser to the fund and other funds. CGTC is a wholly owned subsidiary of Capital Group International, Inc. and is located at 6455 Irvine Center Drive, Irvine, California 92618 and 333 South Hope Street, Los Angeles, California 90071. The total management fee paid by the fund for the current fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2012.

Multiple Portfolio Manager SystemSM Capital Guardian Trust Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Guardian Trust Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Guardian Trust Company. The table below shows the investment experience and role in management of the fund for the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Shaw B. Wagener	Investment professional for 31 years, all with Capital Guardian Trust Company or an affiliate	1 year (since the fund’s inception, November 2011)	Serves as an equity and fixed-income portfolio manager
Luis Freitas De Oliveira	Investment professional for 24 years in total; 19 years with Capital Guardian Trust Company or an affiliate	1 year (since the fund’s inception, November 2011)	Serves as an equity and fixed-income portfolio manager
Laurentius Harrer	Investment professional for 24 years in total; 19 years with Capital Guardian Trust Company or an affiliate	1 year (since the fund’s inception, November 2011)	Serves as an equity and fixed-income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Capital Emerging Markets Total Opportunities Fund / Prospectus 9

Purchase and sale of shares

Capital Guardian Trust Company (“CGTC”) and/or J.P. Morgan Investor Services Co., the fund’s transfer agent, on behalf of the fund and American Funds Distributors®, the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person's identity. If you do not provide the information, CGTC may not be able to open your account. If CGTC is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

Valuing shares The net asset value of the fund is the value of a single share. The fund calculates its net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in a more appropriate net asset value. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value or sold at the net asset value next determined after Capital Guardian Trust Company receives your request, provided your request contains all information and legal documentation necessary to process the transaction.

Purchase of shares Investors who wish to purchase shares should contact Capital Guardian Trust Company at 800/266-9532. Shares are generally available only to certain clients of Capital Guardian Trust Company and clients of the Capital Group Private Client Services division of Capital Guardian Trust Company.

Investors may be eligible to purchase shares of the fund with securities in which the fund is authorized to invest, subject to procedures approved by the board of trustees of the fund.

Purchase minimum The purchase minimum described in this prospectus may be waived in certain cases.

Capital Emerging Markets Total Opportunities Fund / Prospectus 10

How to sell shares

Investors who wish to sell shares should contact Capital Guardian Trust Company at 800/266-9532.

A signature guarantee is required if the redemption is:

•	more than $125,000;
•	made payable to someone other than the registered shareholder(s); or
•	sent to an address other than the address of record or to an address of record that has been changed within the last 10 days.

The signature guarantee requirement may be waived if Capital Guardian Trust Company determines it is appropriate.

For all accounts, checks must be made payable to the registered shareholder and must be mailed to an address of record that has been used with the account for at least 10 days, unless you obtain a signature guarantee for the redemption. If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts (including certified or cashier’s checks) for the shares purchased have cleared (normally 10 business days).

Capital Guardian Trust Company reserves the right to require a signature guarantee(s) on any redemption. Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

While payment of redemptions normally will be in cash, the fund’s agreement and declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other assets of the fund under conditions and circumstances determined by the fund’s board of trustees.

Generally, you are automatically eligible to redeem shares by telephone unless you notify Capital Guardian Trust Company in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone services on your account(s), you agree to hold the fund, Capital Guardian Trust Company, any of its affiliates or mutual funds managed by such affiliates and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that Capital Guardian Trust Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, Capital Guardian Trust Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Capital Emerging Markets Total Opportunities Fund / Prospectus 11

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors have determined could involve actual or potential harm to the fund may be rejected.

The fund’s board of trustees has adopted policies and procedures designed to detect and prevent frequent trading in fund shares. Under these procedures, the fund maintains surveillance procedures that are designed to detect frequent trading in fund shares and evaluates trading activity that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. The fund also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from the fund will be precluded from investing in the fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of shares having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such;
•	purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; and
•	systematic redemptions and purchases.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts if the fund determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

The fund’s purchase blocking policy is temporarily suspended until January 14, 2013. Although the policy is suspended, the fund and Capital Guardian Trust Company will continue to restrict frequent trading of fund shares or other potentially abusive trading as described in this prospectus.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, Capital Guardian Trust Company and American Funds Distributors to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how other potentially abusive trading activity in the fund may be addressed.

Capital Emerging Markets Total Opportunities Fund / Prospectus 12

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends and net realized capital gains, if any, to you annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the fund or you may elect to receive them in cash. You may request a change in your election at any time. If, however, you request a change in your election after the first business day of a month in which the fund will make a distribution and officers of the fund determine, in their sole discretion, that the change is not in the best interest of the fund or its shareholders, the change will not take effect until the first business day of the following month.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares and the amount you receive when you sell them.

Please see your tax adviser for more information.

Fund expenses

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus. Expense limitations have been imposed through December 31, 2013 to limit the fund’s total annual fund operating expenses to 1.10% (as percentage of average daily net assets).

The “Other expenses” items in the Annual Fund Operating Expenses table include custodial, legal, transfer agent and various other expenses.

Capital Emerging Markets Total Opportunities Fund / Prospectus 13

Financial highlights1

The Financial Highlights table is intended to help you understand the fund’s results for the period shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). Where indicated, figures in the tables reflect the impact, if any, of certain reimbursements/waivers from Capital Guardian Trust Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table for the period January 1, 2012 through January 26, 2012, and for the period January 27, 2012 (commencement of operations) through October 31, 2012, has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request. The information for each of the other periods shown in the table were audited by other auditors.

Capital Emerging Markets Total Opportunities Fund

		From investment operations[4]
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net investment income to average net assets
Period from 1/27/2012 to 10/31/2012[1]	$11.02	$.35	$ .21	$ .56	$11.58	5.08%	$518	1.10%[5]	4.11%[5]
Period from 1/1/2012 to 1/26/2012[2]	10.45	.03	.54	.57	11.02	5.45	387	.05[5]	3.95[5]
Year ended 12/31/2011[2]	11.12	.52	(1.19)	(0.67)	10.45	(6.03)	381.04		4.78
Period from 3/1/2010[3] to 12/31/2010[2]	10.00	.45	.67	1.12	11.12	11.20	282	.08[5]	5.07[5]

	For the period 1/27/2012 to 10/31/2012[1]	For the period 1/1/2012 to 1/26/2012[2]	Year ended December 31, 2011[2]	For the period 3/1/2010[3] to 12/31/2010[2]

Portfolio turnover rate	42.49%[6]	7.00%[6]	59.52%[7]	69.40%[6,7]
[1]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[2]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Emerging Markets Total Opportunities Fund at the close of business effective January 26, 2012.
[3]	The Predecessor Fund commenced operations on March 1, 2010.
[4]	The per-share/unit data is based on average shares/units outstanding.
[5]	Annualized.
[6]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
[7]	Unaudited.
Capital Emerging Markets Total Opportunities Fund / Prospectus 14

More information about the funds
For shareholder services	800/266-9532

Annual/Semi-annual report to shareholders  The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics  The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/551-8090), on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

For a complimentary copy of the current SAI, codes of ethics, or annual/semi-annual report, or to request other information about the fund or make shareholder inquiries, please call 800/266-9532 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Household mailings Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling 202/371-8300.

MFGEPRX-370-0113P Printed in USA CGD/AFD/10211	Investment Company Act File No. 811-22605

Capital Emerging Markets Total Opportunities FundSM
(the “trust” or the “fund”)

Part B
Statement of Additional Information

January 1, 2013

This document is not a prospectus but should be read in conjunction with the current prospectus of Capital Emerging Markets Total Opportunities Fund dated January 1, 2013. The prospectus may be obtained from Capital Guardian Trust Company or the trust at the following address:

Capital Emerging Markets Total Opportunities Fund
Attention: Secretary

6455 Irvine Center Drive

Irvine, California 92618

Ticker	ETOPX

Schedule of investments

Financial statements

Capital Emerging Markets Total Opportunities Fund - Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

•	Under normal market conditions, the fund intends to invest at least 80% of its assets in emerging market securities and cash and cash equivalents of emerging market issuers. The fund may invest a portion of its assets in cash, cash equivalents and developing country government securities as well as cash and cash equivalents from non-developing countries in an effort to reduce volatility. The fund reserves the right to invest substantially in such securities if prevailing market and economic conditions indicate that it is desirable to do so. These policies are subject to change only upon 60 days’ written notice to shareholders.
•	The fund will invest primarily in common stocks, other equity securities and bonds of issuers: (1) from developing countries, (2) whose securities are principally traded in an emerging market, or (3) that are deemed by the investment adviser to be suitable investments for the fund due to significant economic exposure (e.g. through assets, revenues, or profits) to developing countries, or (4) that are denominated in a currency of a developing country.
•	In determining whether an issuer is from a developing country, the investment adviser will consider such factors as where the issuer is domiciled and the location of the issuer's principal place of business. The investment adviser will deem an issuer to have significant economic exposure to developing countries if it has at least 50% of its assets in developing countries or derives, or in the opinion of the investment adviser is expected to derive, at least 50% of its total revenue or profit from goods or services produced in or sales made in developing countries.
•	The fund will not purchase illiquid securities if, as a result of such purchase, more than 15% of the fund’s net assets would consist of illiquid investments.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Capital Emerging Markets Total Opportunities Fund - Page 2

Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Equity securities — Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. Equity securities held by the fund typically consist primarily of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt securities — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example,

Capital Emerging Markets Total Opportunities Fund - Page 3

prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities ordinarily do not have voting rights and, prior to conversion, may pay a fixed rate of interest or a dividend. They may have preference over common stocks with respect to dividends and any residual assets after payment to creditors should the issuer be dissolved. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities

Capital Emerging Markets Total Opportunities Fund - Page 4

may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively "borrowers"). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Most corporate loans are variable or floating rate obligations.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The fund normally acquires loan obligations through an assignment from another lender, but may also acquire loan obligations by purchasing a participation interest from a lender or other holder of the interest. When the fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the ability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement and may not directly benefit from any collateral supporting the loan. As a result, the fund will be subject to the credit risk of both the borrower and the lender

Capital Emerging Markets Total Opportunities Fund - Page 5

that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell its interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in emerging markets. Although there is no universally accepted definition, the investment adviser generally considers emerging markets to refer to the securities markets of countries in the earlier stages of their industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, emerging markets have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments, may present the risks of nationalization of businesses, may have restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities

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are listed and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Certain risk factors related to emerging markets countries

Currency fluctuations — The fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging markets countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the fund can engage in certain currency transactions to hedge against currency fluctuations. See “Currency Transactions” below.

Government regulation — The political, economic and social structures of certain emerging markets countries may be more volatile and less developed than those in the United States. Certain emerging markets countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging markets countries. While the fund will only invest in markets where these restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the fund due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging markets countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging markets country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Emerging securities markets — Developing countries may have less well-developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

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Settlement risks — Settlement systems in emerging markets countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in emerging markets countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Investor information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends and capital gains received by non-residents varies among emerging markets countries and, in some cases, is comparatively high. In addition, emerging markets countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Russia — Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries on the books of the company’s appointed registrar. Book entry positions will also be evidenced on the books of the local subcustodian, but proof of legal ownership is evidenced solely on the books of the registrar. There is no viable central depository in Russia. As a result of this system and the lack of effective state regulation and enforcement, the fund could lose its registration and ownership of Russian securities through fraud, negligence or even oversight. The fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain an extract and a confirmation of reregistration after each trade. Additionally, share position reconciliations for the fund are performed whenever a trade has been executed or on a quarterly basis between the global custodian, subcustodian and the registrar. However, such extracts and confirmations of

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reregistration are not legally enforceable and would not prevent loss or dilution of the fund’s ownership rights from fraudulent or negligent acts or oversights. The acquisition of depositary receipts and other securities convertible or exchangeable into Russian securities will not necessarily reduce this risk.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

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On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Inflation-indexed bonds — The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

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Pass-through securities —The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of

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credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Warrants and rights — The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

Depositary receipts — ADRs, in registered form, are designed for use in the U.S. securities markets and are generally dollar denominated. EDRs, in bearer form, are designed for use in the European securities markets and may be dollar denominated. GDRs, in bearer form, primarily are designed for use in the European and the U.S. securities markets, and may be dollar denominated. Depositary receipts represent and may be converted into the underlying foreign security.

Real estate investment trusts — The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including

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accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

The fund may also enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into “roll” transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). The fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may cross hedge and purchase or sell one currency against another currency (other than the U.S. dollar).

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Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter (“OTC options”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund does not intend to purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not

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through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Options on securities and securities indexes — The fund may purchase and sell call and put options on individual securities or indexes of securities. Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value. Call options may be used to protect against substantial increases in prices of securities the fund may purchase, pending its ability to invest in such securities in an orderly manner. The fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The fund may write a call or put option only if the option is “covered” by the fund holding a position in the underlying securities or by other means which would permit satisfaction of the fund’s obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, if a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the fund may be unable to close out a position. Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the U.S. Commodity Futures Trading Commission (“CFTC”). The fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

Other financial futures and related options — In addition to currency futures and related options, the fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the fund may enter into certain financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The fund may make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The fund may enter into futures and options thereon that relate to securities indices or other baskets of securities.

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The fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) or, subject to certain limits, other investment and speculative purposes (as discussed above under “Currency Transactions”).

Several risks are associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the fund from liquidating an unfavorable position and the fund would remain obligated to meet margin requirements until the position is closed.

Swap agreements — The fund may enter into interest rate, credit default, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the fund than if the fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the fund from investing in the asset directly. The fund may also use interest rate swaps to alter the interest rate sensitivity and yield exposure of the fund’s fixed income investments. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

The fund may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the fund’s current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The fund may collateralize the net amount under a swap agreement by posting or receiving agreed upon collateral, subject to certain thresholds and minimum transfer amounts. In the case of interest rate or currency exchange rate swap agreements, the fund’s current obligations will typically be accrued daily (offset against amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the fund’s portfolio. Any swap agreement so covered will not be construed to be a “senior security” for purposes of the fund’s investment restriction concerning senior securities.

In a typical equity swap transaction involving a security (or index of securities), the fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities),

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adjusted for an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the fund’s investment restrictions concerning senior securities.

Whether the fund’s use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have lengthy terms, swap agreements may be considered to be illiquid investments. Certain restrictions imposed on the fund by the Internal Revenue Code may limit the fund’s ability to use swap agreements. In addition, the swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Equity linked notes — The fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the fund’s investment objective and policies.

The ability of the fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The Commodity Exchange Act exempts certain so-called “hybrid instruments” from this prohibition subject to certain conditions.

The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the

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fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

Equity linked notes are often privately placed and may not be rated, in which case the fund will be more dependent on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa or BBB by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined to be of equivalent quality by the fund’s investment adviser). Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and many developing countries are rated below investment grade, equity linked notes related to securities of issuers in those developing countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

As with any investment, the fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the fund.

Counterparty risk — The fund bears the risk of loss of the amount expected to be received under the financial instruments described under “Currency transactions,” “Options on securities and securities indexes, ” “Other financial futures and related options, ” “Swap agreements” and “Equity linked notes” if the counterparty defaults on any of these instruments or declares bankruptcy. The fund will enter into arrangements only with the counterparties that meet certain standards for creditworthiness adopted by the investment adviser.

Dodd-Frank legislation — As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act the CFTC will write rules to regulate certain derivative instruments such as swap agreements. These rules could adversely impact the fund’s investments in swaps and other derivatives.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (e) corporate bonds and notes that mature or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

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* * * * * *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The portfolio turnover rate would equal 100% if each security in the fund’s portfolio were replaced once per year.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.	Borrow money;
b.	Issue senior securities;
c.	Underwrite the securities of other issuers;
d.	Purchase or sell real estate or commodities;
e.	Make loans; or

f.        Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

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Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

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Management of the fund

Board of trustees and officers

“Independent” trustees1

The fund’s nominating committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios[3] overseen by trustee	Other directorships[4] held by trustee during the past five years	Other relevant experience
Richard G. Capen, Jr., 78 Trustee (2011)	Corporate director and author	1	Capital Private Client Services Funds (8 portfolios) Former director of 16 American Funds portfolios; former director of Carnival Corporation	• Service as chief executive officer, Miami Herald • Senior management experience, Miami Herald • Former U.S. Ambassador to Spain
H. Frederick Christie, 79 Trustee (2011)	Private investor	1

Capital Private Client Services Funds (8 portfolios);

Former director of 45 American Funds portfolios; former director of Valero; former director of SouthWest Water Company; former director of AECOM Technology Corporation; former director of DineEquity, Inc.; former director of Ducommun Incorporated

•       Service as chief executive officer and chief financial officer for The Mission Group and affiliates

•       Senior corporate management experience

•       Service on trustee board of charitable organization

•       M.B.A.

Martin Fenton, 77 Trustee (2011)	Chairman, Senior Resource Group LLC (development and management of senior living communities)	1	Capital Private Client Services Funds (8 portfolios) Former director of 47 American Funds portfolios	• Service as chief executive officer of multiple companies
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Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios[3] overseen by trustee	Other directorships[4] held by trustee during the past five years	Other relevant experience
Richard G. Newman, 78 Trustee (2011)	Chairman Emeritus of the Board and Consultant, AECOM Technology Corporation (global engineering, consulting and professional technical services)	1	Capital Private Client Services Funds (8 portfolios) Former director of 15 American Funds portfolios; former director of Sempra Energy; former director of SouthWest Water Company	• Service as chief executive officer for multiple international companies • Experience as an engineer • M.S., civil engineering • Experience in global mergers and acquisitions

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“Interested” trustees5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Guardian Trust Company or its affiliates. This management role also permits them to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios[3] overseen by trustee	Other directorships[4] held by trustee during the past five years
Paul F. Roye, 59 Chairman of the Board (2011)	Senior Vice President – Fund Business Management Group, Capital Research and Management Company*; Director, American Funds Service Company*	1	Capital Private Client Services Funds (8 portfolios)

Other officers

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
John B. Emerson, 58 President (2011)	Senior Vice President, Capital Guardian Trust Company; Chairman of the Board, Capital Guardian Trust Company, a Nevada Corporation*; President – Private Client Services Division, Capital Guardian Trust Company
Shelby Notkin, 71 Senior Vice President (2011)	Senior Vice President, Capital Guardian Trust Company; Director, Capital Guardian Trust Company, a Nevada Corporation*; Chairman of the Board – Private Client Services Division, Capital Guardian Trust Company
John R. Queen, 47 Senior Vice President (2011)	Vice President, Capital Guardian Trust Company; Senior Vice President – Private Client Services Division, Capital Guardian Trust Company; Vice President – Fixed Income, Capital Research and Management Company*
Timothy W. McHale, 34 Vice President (2011)	Associate Counsel – Fund Business Management Group, Capital Research and Management Company*; Secretary, American Funds Distributors, Inc.*
Courtney R. Taylor, 37 Secretary (2011)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company*
Kevin M. Saks, 40 Treasurer (2011)	Vice President, Capital Guardian Trust Company; Director, Capital Guardian Trust Company, a Nevada Corporation*; Senior Vice President – Private Client Services Division, Capital Guardian Trust Company
Susan K. Countess, 46 Assistant Secretary (2012)	Associate – Fund Business Management Group, Capital Research and Management Company*
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Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Susan R. Sunga, 57 Assistant Treasurer (2011)	Vice President, Capital Guardian Trust Company; Tax Officer – Capital Guardian Trust Company, a Nevada Corporation*; Senior Manager – Private Client Services Division, Capital Guardian Trust Company

*	Company affiliated with Capital Guardian Trust Company.
[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Emerging Markets Total Opportunities Fund.
[4]	This includes all directorships (other than the fund) that are held by each trustee as a director of a public company or a registered investment company. Unless noted, all directorships are current. Capital Private Client Services Funds are managed by Capital Guardian Trust Company. The American Funds are managed by an affiliate of Capital Guardian Trust Company.
[5]	“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Guardian Trust Company, or affiliated entities (including the fund’s principal underwriter).

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by independent trustees as of October 31, 20121:

Name	Dollar range[2] of fund shares owned	Aggregate dollar range[2] of shares owned in all funds in Family of Funds overseen by trustee	Aggregate dollar range[2] of shares owned in the fund, Capital Private Client Services Funds and American Funds
“Independent” trustees
Richard G. Capen, Jr.	None	None	Over $100,000
H. Frederick Christie	None	None	Over $100,000
Martin Fenton	None	None	Over $100,000
Richard G. Newman	None	None	Over $100,000

Fund shares owned by interested trustees as of October 31, 20121:

Name	Dollar range[2] of fund shares owned	Aggregate dollar range[2] of shares owned in all funds in Family of Funds overseen by trustee	Aggregate dollar range[2] of shares owned in the fund, Capital Private Client Services Funds and American Funds
“Interested” trustees
Paul F. Roye	$50,001-$100,000	$50,001-$100,000	Over $100,000

[1]	The fund began operations on January 27, 2012.
[2]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000.

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers —‘Independent’ trustees” table under the “Management of the fund” section, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The fund pays each independent trustee an annual fee of $10,000. No pension or retirement benefits are accrued as part of fund expenses.

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Trustee compensation earned during the fiscal year ended October 31, 2012:

Name	Aggregate compensation from the fund	Total compensation from all funds managed by Capital Guardian Trust Company or its affiliates*
Richard G. Capen, Jr.	$9,983	$ 35,833
H. Frederick Christie	9,571	33,333
Martin Fenton	9,571	71,438
Richard G. Newman	9,571	33,333

*	Capital Private Client Services Funds; Funds managed by Capital Research and Management Company, including the American Funds; the American Funds Insurance Series®, which serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series®, Inc., which is available through tax-favored retirement plans and IRAs.

As of December 1, 2012, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Trust organization and the board of trustees — The trust, an open-end, diversified management investment company, was organized as a Delaware statutory trust on August 3, 2011. Although the board of trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the trust’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and must act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use to attain the purposes of the trust. Independent board members are paid certain fees for services rendered to the trust as described above.

The trust has one series and one class of shares. Fund shares have pro rata rights as to voting, redemption, dividends and liquidation. In addition, the trustees have the authority to establish new funds and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The trust does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the trust will hold a meeting at which any member of the board could be removed by a majority vote.

The trust’s agreement and declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the trust will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the trust. However, trustees are not

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protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

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Leadership structure — The board’s chair is currently an “interested person” of the fund within the meaning of the 1940 Act. The trustees have determined that an interested chair is appropriate and benefits shareholders because an interested chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent trustees exercise their informed business judgment to appoint an individual of their choosing to serve as chair, regardless of whether the trustee happens to be independent or a member of management. The independent trustees have determined that they can act independently and effectively without having an independent trustee serve as chair and that key structural components for assuring that they are in a position to do so is for the independent trustees to constitute a substantial majority of the board and to have board committees that consist solely of independent trustees. The chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, facilitating communication with committee chairs and serving as the principal contact for fund management and independent fund counsel. Richard G. Capen, Jr. serves as lead independent trustee.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the fund’s service providers’ operations, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

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Committees of the board of trustees — The fund has an audit committee comprised of the Independent Trustees. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held two meetings during the 2012 fiscal year.

The fund has a contracts committee comprised of the Independent Trustees. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser and other service providers, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, and Transfer Agency and Service Agreement. The contracts committee did not hold any meetings during the 2012 fiscal year.

The fund has a nominating committee comprised of the Independent Trustees. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating committee held two meetings during the 2012 fiscal year.

Proxy voting procedures and principles — The investment adviser votes the proxies of securities held by the fund according to the investment adviser’s proxy voting policy and procedures (as stated below), which have been adopted by the board.

Information relating to how the fund voted proxies relating to portfolio securities during the twelve month period ending June 30 of each year will be available on or about September 1 of each year (i) without charge, upon request, by calling 800-266-9532 or (ii) on the SEC’s website at www.sec.gov.

Policy — The investment adviser, a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S and non-U.S. investment funds. The investment adviser considers proxy voting an important part of those management services, and seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the investment adviser’s clients.

Fiduciary responsibility and long-term shareholder value — The investment adviser’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, the investment adviser considers those factors which would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, the investment adviser votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does

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not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

The investment adviser believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and the investment adviser’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, the investment adviser believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, the investment adviser votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. The investment adviser also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special review — From time to time the investment adviser may vote a) on proxies of portfolio companies that are also clients of the investment adviser or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited the investment adviser or its affiliates to support a particular position. When voting these proxies, the investment adviser analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The investment adviser’s Special Review Committee (“SRC”) reviews certain of these proxy decisions for any improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy review process — Associates on the proxy voting team are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies. The proxy voting team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items. All other items are voted in accordance with the decision of the analyst, the portfolio investment advisers, the appropriate proxy voting committee or the full investment committee(s) depending on the parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of the investment adviser’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

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The investment adviser seeks to vote all of its clients’ proxies. In certain circumstances, the investment adviser may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where the investment adviser wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to the investment adviser to vote and therefore are not voted.

Proxy voting guidelines — The investment adviser has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

The investment adviser’s general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.

Corporate governance — The investment adviser supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

Capital structure — The investment adviser generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

Stock-related compensation plans — The investment adviser supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, the investment adviser considers, among other things, the following information to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, the investment adviser supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

Corporate social responsibility — The investment adviser votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

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Special review procedures — If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue. Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc., are deemed to be “Interested Clients.” Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the SRC. The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of the investment adviser’s clients.

Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from the investment adviser’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department. Any other proxy may be referred to the SRC if facts or circumstances warrant further review.

In cases where the investment adviser has discretion to vote proxies for shares issued by an affiliated mutual fund, the investment adviser will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom the investment adviser does not have discretion to vote proxies.

The investment adviser’s proxy voting record — Upon client request, the investment adviser will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which the investment adviser has proxy voting authority.

Annual assessment — The investment adviser will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on December 1, 2012. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Capital Group Private Client Services Account #A 6455 Irvine Center Drive Irvine, CA 92618	Record	9.81%

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Investment adviser — Capital Guardian Trust Company, the trust’s investment adviser, maintains research facilities in the United States (Los Angeles, San Francisco, New York, and Washington D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of Capital Group International, Inc., a holding company for several investment management subsidiaries.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets.

Portfolio managers and investment analysts are paid competitive salaries by Capital Guardian Trust Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are principally determined by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Guardian Trust Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: eVestment Emerging Markets Universe Index, Lipper Emerging Markets Funds Index, MSCI Emerging Markets IMI Index, J.P. Morgan Government Bond Index – Emerging Markets Global Diversified and J.P. Morgan Emerging Markets Bond Index – Global. From time to time, Capital Guardian Trust Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Guardian Trust Company or its affiliates.

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The following table reflects information as of October 31, 2012:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[3]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[4]
Laurentius Harrer	None	3[5]	$20.7	7	$3.6	18	$7.5
Luis Freitas De Oliveira	None	1	$11.6	7	$7.0	12	$4.5
Shaw B. Wagener	Over $1,000,000	1	$11.6	8	$7.6	12	$4.5

[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.
[2]	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund unless otherwise noted.
[3]	Represents funds advised or sub-advised by Capital Guardian Trust Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Guardian Trust Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account unless otherwise noted.
[4]	Reflects other professionally managed accounts held at companies affiliated with Capital Guardian Trust Company. Personal brokerage accounts of portfolio managers and their families are not reflected. Assets noted are the total net assets of the accounts and are not the total assets managed by the individual, which is a substantially lower amount.
[5]	The advisory fee of one of these accounts (representing $0.3 billion in total assets) is based partially on its investment results.

Investment Advisory and Service Agreement Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the trust and the investment adviser will continue in effect until October 31, 2013, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the trust’s executive, administrative, clerical and bookkeeping functions, and provides suitable office

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space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the trust’s offices. The trust pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (registration and qualification fees and expenses); legal and auditing expenses; compensation, fees and expenses paid to independent trustees (including legal counsel fees); association dues; and costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The investment adviser receives a monthly fee based on the annualized rate of 1.00% of average daily net assets of the fund.

For the fiscal year ended October 31, 2012, the investment adviser was entitled to receive from the fund a management fee of $3,455,262.

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Principal Underwriter — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter does not receive any compensation related to the sale of shares of the fund.

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Execution of portfolio transactions

When executing portfolio transactions on behalf of its clients, the investment adviser seeks the most favorable total price reasonably attainable under the circumstances, taking into account a variety of factors (“best execution”). These factors include the size and type of transaction, the nature and condition of the markets for the security, the likely speed of execution, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity, the potential for minimizing market impact and the amount of any commission or other execution costs. The investment adviser considers and weighs these factors in its judgment when selecting broker-dealers and execution venues for client portfolio transactions. When placing orders for execution of clients’ portfolio transactions, the investment adviser does not give any consideration to whether a broker-dealer has sold shares of investment companies advised or sub-advised by it or its affiliates, or has otherwise referred clients to the investment adviser or its affiliates.

Purchases and sales of fixed-income securities are generally made with a primary market-maker acting as a principal with no stated brokerage commission. Prices for fixed income securities in secondary market transactions usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities. The prices for fixed-income securities purchased in primary market transactions, such as public offerings, new fixed-income issues, secondary offerings and private placements, may include underwriting fees.

For transactions on which commission is payable, the investment adviser negotiates commission rates with brokers based on what the investment adviser believes is reasonably necessary to obtain best execution. These rates vary based on the nature of the transaction, the market in which the security is traded and the venue chosen for trading, among other factors. The investment adviser does not consider itself obligated to obtain the lowest available commission rate if other execution costs and elements of best execution could suffer, and accordingly the commission rates paid by its clients may not be the lowest available in the marketplace.

Brokerage commissions are only a small part of the total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs. The investment adviser may execute portfolio transactions with broker-dealers who provide certain investment research and other related services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments; as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. This information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts.

The investment adviser is not obligated to pay any broker-dealer for research by generating trading commissions. When two or more broker-dealers are in a position to offer best execution for a trade, the investment adviser may give preference to broker-dealers that have provided research or other related services for the ultimate benefit of funds and accounts served by the investment adviser and its affiliated companies. If two or more of these broker-dealers have provided such services, the investment adviser may consider the relative benefit of the services

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to the funds and accounts served by the investment adviser and its affiliated companies, and the amount of any trading previously executed with such broker-dealers.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged, including on an execution only basis, for certain portfolio transactions in recognition of brokerage and research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser to cause clients to pay a higher commission to a broker-dealer that provides certain brokerage and/or research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to its clients. The investment adviser periodically assesses the reasonableness of commissions in light of the total brokerage and research services provided by each broker-dealer from which it receives such services. As part of its ongoing relationship with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research service provided. In evaluating the brokerage and research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

Some investment research services provided by broker-dealers may be used to service the funds and accounts served by the investment adviser and its affiliated companies as a whole, while others may be used to service a specific segment of clients. Research services are not linked directly to particular transactions and the investment adviser does not attempt to track the benefits of research services to the commissions associated with a particular client or group of clients. Therefore, certain brokerage and investment research services provided by a broker-dealer may not benefit all clients paying commissions to such broker-dealer.

When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on the fund’s portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal year ended October 31, 2012 amounted to $280,520. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and ask price.

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The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recent fiscal year, the fund had no investments in securities of its regular broker-dealers.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees and compliance will be periodically assessed by the board in connection with reporting from the trust’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings, dated as of the end of each calendar quarter, is permitted to be posted on the fund’s website (capitalguardian.com/ETOP) no earlier than the tenth day after such calendar quarter. In addition, the fund’s list of top ten portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the fund’s website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the fund’s website. This information, however, may be disclosed earlier to affiliated persons of the fund (including the fund’s board members and officers, and certain personnel of the investment adviser and its affiliates) and certain service providers (such as the fund’s custodian and outside counsel) for legitimate business and oversight purposes. .See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

Affiliated persons of the fund as described above who receive portfolio holding information are subject to restrictions and limitations on the use and handling of such information pursuant to a code of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the fund’s website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is made available), such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor the investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

The investment adviser’s executive officers are authorized to disclose the fund’s portfolio holdings and the authority to establish policies with respect to such disclosures resides with the investment adviser. In exercising its authority, the investment adviser determines whether disclosure of information about the fund’s portfolio holdings is appropriate and in the best interest of the fund’s shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of the fund’s holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about the fund’s holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with the fund’s portfolio transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the

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fund’s website (other than to certain service providers of the fund for legitimate business and fund oversight purposes), helps reduce potential conflicts of interest between the fund’s shareholders and the investment adviser and its affiliates.

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Price of shares

Shares are purchased or sold (redeemed) at the net asset value next determined after the purchase or sell order is received and accepted by the fund, Capital Guardian Trust Company or the Transfer Agent. The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with Capital Guardian Trust Company, accepted by the Capital Guardian Trust Company, the Transfer Agent or any of its designees.

Orders received by Capital Guardian Trust Company or an authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that Capital Guardian Trust Company may have its own rules about share transactions and may have earlier cut-off times than those of the fund.

Prices listed do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing price unless the investment adviser determines that a fair value adjustment is appropriate due to a subsequent event. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. The fund may also calculate its share price on days the New York Stock Exchange is closed when deemed prudent to do so by the fund’s officers.

All portfolio securities of the fund are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to

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do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair-valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by the fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the fund’s earnings and profits.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

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Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of fund shares — Redemptions of shares may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Capital Emerging Markets Total Opportunities Fund - Page 48

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

The fund is required to report cost basis information for redemptions to both shareholders and the IRS.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments (other than exempt-interest dividends) made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Capital Emerging Markets Total Opportunities Fund - Page 49

Purchase of shares

Shares of the fund are available to certain institutional clients of Capital Guardian Trust Company and the clients of Capital Group Private Client Services, a division of Capital Guardian Trust Company and Capital Guardian Trust Company of Nevada, the fund’s trustees and officers, and the fund’s portfolio managers. Shares may be made available to other persons if the investment adviser determines it is appropriate. As described in the fund’s prospectus, please contact your Capital Guardian Trust Company to purchase shares.

Capital Emerging Markets Total Opportunities Fund - Page 50

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares, please contact Capital Guardian Trust Company.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. Capital Guardian Trust Company reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

Redemption of shares — The trust’s agreement and declaration of trust permits the trust to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the trust’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the trust may from time to time adopt.

While payment of redemptions normally will be in cash, the trust’s agreement and declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other trust assets under conditions and circumstances determined by the trust’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the transaction is identified as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, the fund will monitor for other types of activity that could potentially be harmful to the fund. When identified, Capital Guardian Trust Company will request that the shareholder discontinue the activity. If the

Capital Emerging Markets Total Opportunities Fund - Page 51

activity continues, Capital Guardian Trust Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Telephone purchases, redemptions and exchanges — By using the telephone purchase, redemption and/or exchange options, you agree to hold the fund, Capital Guardian Trust Company (“CGTC”), any of its affiliates or mutual funds managed by such affiliates, the fund’s transfer agent and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing CGTC (you may also reinstate them at any time by writing CGTC). If CGTC does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

Capital Emerging Markets Total Opportunities Fund - Page 52

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolios, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer Agent — J.P. Morgan Investor Services, Co. maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of J.P. Morgan Investor Services, Co. is located at One Beacon Street, Boston, Massachusetts 02108.

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the trust’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the U.S. Securities and Exchange Commission. The selection of the trust’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Bingham McCutchen, LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071 serves as independent legal counsel (“counsel”) for the trust and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the trust, as prescribed by the 1940 Act and related rules.

Codes of ethics — The trust and Capital Guardian Trust Company and its affiliated companies, including the trust’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Other information — The trust reserves the right to modify the privileges described in this statement of additional information at any time.

Capital Emerging Markets Total Opportunities Fund - Page 53

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating definitions

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s
Long-term issue credit ratings

Capital Emerging Markets Total Opportunities Fund - Page 54

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

Capital Emerging Markets Total Opportunities Fund - Page 55

C
A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Capital Emerging Markets Total Opportunities Fund - Page 56

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.

•	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality
Capital Emerging Markets Total Opportunities Fund - Page 57

may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), ‘R3’ (good) or ‘R4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.
•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

•	For issuers and performing obligations, default is imminent.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid an imminent or inevitable default.

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or categories below ‘B’.

Capital Emerging Markets Total Opportunities Fund - Page 58

Description of note ratings

Moody’s

Municipal short-term debt ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Capital Emerging Markets Total Opportunities Fund - Page 59

Standard & Poor’s

Short-term issue credit ratings

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Capital Emerging Markets Total Opportunities Fund - Page 60

Description of commercial paper ratings

Moody’s

Commercial paper ratings (highest three ratings)

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Capital Emerging Markets Total Opportunities Fund - Page 61

Investment portfolio
October 31, 2012

	Equity securities		Bonds and notes	Percent of net assets
Sector diversification
Government		—%	39.69%	39.69%

Financials		8.30	5.03	13.33

Information technology		8.27	.21	8.48

Energy		6.89	1.30	8.19

Materials		6.25	1.57	7.82

Telecommunication services		3.98	.99	4.97

Industrials		2.45	1.96	4.41

Consumer staples		2.94	.12	3.06

Consumer discretionary		2.14	.90	3.04

Utilities		1.16	.39	1.55

Health care		.11	—	.11

		42.49%	52.16%	94.65

Short-term securities				2.36

Other assets less liabilities (including forward currency contracts)				2.99

Net assets				100.00%

Bonds and notes	Principal amount (000)		Value (000)	Percent of net assets
Latin America — 29.5%
Argentina — 1.7%
Argentina (Republic of) 7.00% October 3, 2015		$8,961	$7,449	1.4%

Provincia de Buenos Aires 10.875% January 26, 2021		1,965	1,317	0.3

			8,766	1.7
Brazil — 11.0%
Banco BMG SA 8.00% April 15, 2018		1,350	1,282	0.3

Banco do Brasil, junior subordinated 9.25% April 15, 2023[1]		1,225	1,507	0.3

Banco Safra SA 10.25% August 8, 2016	BRL	3,200	1,698	0.3

Banco Votorantim SA 6.25% May 16, 2016[2,3]		4,500	2,509	0.5

Brazil (Federal Republic of) Global:
4.875% January 22, 2021		$2,000	2,405	0.5
8.50% January 5, 2024	BRL	126	7,304	1.4
10.25% January 10, 2028		14,136	9,048	1.7
11.00% August 17, 2040		$3,530	4,483	0.9
Brazil Notas do Tesouro Nacional:
Series F, 10.00% January 1, 2014 – January 1, 2017	BRL	2	989	0.2
Series B, 6.00% May 15, 2015 – May 15, 2045[2,3]		17	22,868	4.4
Cia. de Energética SA 9.75% January 15, 2015[2,3]		1,330	950	0.2

Itaú Unibanco Holding SA 6.20% December 21, 2021[1]		$600	657	0.1

Odebrecht Drilling Norbe VIII/IX Ltd. 6.35% June 30, 2021		142	164	—

Petrobras International Finance Co. – Pifco 5.375% January 27, 2021		1,120	1,275	0.2

			57,139	11.0
Chile — 1.0%
Banco Santander Chile 2.44% February 14, 2014[1,2]		2,450	2,417	0.5

Chile (Republic of) 5.50% January 15, 2013		1,600	1,618	0.3

Capital Emerging Markets Total Opportunities Fund	7

	Principal amount (000)		Value (000)	Percent of net assets

Latin America (continued)
Chile (continued)
Corp. Nacional del Cobre de Chile 6.375% November 30, 2012		$385	$387	0.1%

Emgesa SA ESP 8.75% January 25, 2021	COP	1,200,000	743	0.1

			5,165	1.0
Colombia — 0.1%
Bancolombia SA 5.95% June 3, 2021		$200	232	—

Transportadora de Gas Internacional 5.70% March 20, 2022[1]		400	448	0.1

			680	0.1
Mexico — 11.6%
América Móvil, SAB de CV 3.50% February 8, 2015	CNY	4,000	646	0.1

CEMEX Finance LLC 9.50% December 14, 2016		$2,890	3,081	0.6

CEMEX, SAB de CV 9.00% January 11, 2018[1]		1,000	1,043	0.2

Empresas ICA SAB de CV 8.375% July 24, 2017[1]		675	722	0.1

Pemex Project Funding Master Trust 1.018% December 3, 2012[2]		800	799	0.2

United Mexican States Government:
Series MI10, 9.50% December 18, 2014	MXN	29	238	—
Series M10, 7.75% December 14, 2017		285	2,437	0.5
2.50% December 10, 2020[2,3]		76	630	0.1
Series M, 6.50% June 10, 2021		1,101	9,011	1.7
Series M20, 10.00% December 5, 2024		1,055	11,154	2.2
Series M30, 10.00% November 20, 2036		701	7,590	1.5
4.00% November 15, 2040[2,3]		1,824	17,698	3.4
United Mexican States Government Global:
Series A, 3.625% March 15, 2022		$250	274	0.1
Series A, 6.05% January 11, 2040		2,450	3,264	0.6

Urbi Desarrollos Urbanos SAB de CV 8.50% April 19, 2016		1,425	1,347	0.3

			59,934	11.6
Panama — 0.3%
ENA Norte Trust 4.95% April 25, 2028[1]		1,460	1,515	0.3

Peru — 0.6%
Banco de Crédito del Perú 6.875% September 16, 2026		2,800	3,262	0.6

Uruguay — 1.6%
Uruguay (Republic of):
5.00% September 14, 2018[2,3]	UYU	15,674	914	0.2
4.375% December 15, 2028[2,3]		121,955	7,354	1.4

			8,268	1.6
Venezuela — 1.6%
Venezuela (Republic of):
9.25% September 15, 2027		$8,360	7,587	1.5
7.00% March 31, 2038		875	630	0.1

			8,217	1.6
Eastern Europe and Middle East — 11.1%
Hungary — 3.6%
Hungarian Government:
Series 19/A, 6.50% June 24, 2019	HUF	779,460	3,559	0.7
6.25% January 29, 2020		$305	339	0.1
Series 20/A, 7.50% November 12, 2020	HUF	68,040	326	0.1
Series 22/A, 7.00% June 24, 2022		1,871,300	8,625	1.7

8	Capital Emerging Markets Total Opportunities Fund

Bonds and notes	Principal amount (000)		Value (000)	Percent of net assets

Eastern Europe and Middle East (continued)
Hungary (continued)
Series 23/A, 6.00% November 24, 2023	HUF	1,165,600	$4,931	0.9%
Series 28/A, 6.75% October 22, 2028		160,600	714	0.1

			18,494	3.6
Kazakhstan — 0.1%
JSC Halyk Savings Bank of Kazakhstan 7.25% January 28, 2021		$420	443	0.1

Poland — 1.8%
Poland Government Bond:
Series 1021, 5.75% October 25, 2021	PLN	9,150	3,131	0.6
2.75% August 25, 2023[2,3]		19,387	6,498	1.2

			9,629	1.8
Russia — 1.3%
Gazprom OJSC 4.95% July 19, 2022[1]		270	287	—

RZD Capital Ltd. 8.30% April 2, 2019	RUB	206,200	6,706	1.3

			6,993	1.3
Turkey — 4.2%
Turkey (Republic of):
4.00% April 29, 2015 [2,3]	TRY	816	498	0.1
9.50% January 12, 2022		15,615	9,582	1.8
3.00% February 23, 2022[2,3]		16,454	10,199	2.0
6.25% September 26, 2022		$300	364	0.1

Yapı ve Kredi Bankası AŞ 6.75% February 8, 2017[1]		$1,000	1,089	0.2

			21,732	4.2
United Arab Emirates — 0.1%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.125% March 13, 2017		300	321	0.1

Asia-Pacific — 6.0%
China — 1.0%
Longfor Properties Co. Ltd. 9.50% April 7, 2016		3,100	3,449	0.7

Renhe Commercial Holdings Co. Ltd.:
11.75% May 18, 2015		2,210	1,271	0.2
13.00% March 10, 2016		1,050	556	0.1

			5,276	1.0
India — 0.1%
Reliance Holdings Ltd., 5.40% February 14, 2022[1]		500	556	0.1

Indonesia — 0.7%
Indonesia (Republic of):
Series FR33, 12.50% March 15, 2013	IDR	2,830,000	303	0.1
Series OR17, 7.95% August 15, 2013		31,436,000	3,353	0.6

			3,656	0.7
Malaysia — 0.9%
Malaysian Government, Series 110, 3.835% August 12, 2015	MYR	13,370	4,482	0.9

Philippines — 1.4%
Philippines (Republic of):
4.95% January 15, 2021	PHP	10,000	268	0.1
Series 1054, 6.375% January 19, 2022		245,686	6,732	1.3

			7,000	1.4

Capital Emerging Markets Total Opportunities Fund	9

	Principal amount (000)		Value (000)	Percent of net assets

Asia-Pacific (continued)
South Korea — 0.9%
Korea Development Bank 5.50% November 13, 2012		$30	$30	—%

Samsung Electronics America, Inc. 1.75% April 10, 2017[1]		1,100	1,113	0.2

South Korean Government, Series 1609, 5.00% September 10, 2016	KRW	3,497,300	3,462	0.7

			4,605	0.9
Sri Lanka — 0.6%
Democratic Socialist Republic of Sri Lanka 6.25% October 4, 2020		$2,832	3,186	0.6

Thailand — 0.4%
Thailand Government Bond 1.20% July 14, 2021[2,3]	THB	59,925	2,001	0.4

Africa — 2.6%
Egypt — 0.3%
African Export-Import Bank 5.75% July 27, 2016		$1,400	1,512	0.3

South Africa — 2.3%
AngloGold Ashanti Holdings PLC 5.125% August 1, 2022		1,460	1,490	0.3

Sappi Ltd. 11.75% August 1, 2014	EUR	318	441	0.1

South Africa (Republic of), Series R214, 6.50% February 28, 2041	ZAR	65,400	5,920	1.2

Standard Bank PLC 8.125% December 2, 2019		$2,400	2,724	0.5

Steinhoff International Holdings Ltd. 9.625% convertible debenture, July 20, 2015	ZAR	8,000	1,239	0.2

			11,814	2.3

Other markets — 2.0%
Australia — 0.2%
Santos Finance Ltd. 8.25% September 22, 2070	EUR	850	1,157	0.2

Canada — 0.3%
Inmet Mining Corp. 8.75% June 1, 2020[1]		$1,620	1,689	0.3

Jamaica — 0.1%
Digicel Group Ltd. 12.00% April 1, 2014		420	466	0.1

Switzerland — 0.4%
Transocean, Inc. 6.375% December 15, 2021		1,700	2,071	0.4

United Kingdom — 0.1%
SABMiller Holdings, Inc. 1.85% January 15, 2015[1]		400	410	0.1

United States of America — 0.9%
Arcos Dorados Holdings Inc. 10.25% July 13, 2016	BRL	3,900	2,074	0.4

Philip Morris International, Inc. 2.90% November 15, 2021		$215	226	—

Trilogy International Partners LLC 10.25% August 15, 2016		1,700	1,419	0.3

U.S. Treasury 0.75% March 31, 2013		762	764	0.2

			4,483	0.9

Miscellaneous — 1.0%
Bonds and notes in initial period of acquisition			5,188	1.0

Total bonds and notes (cost: $257,484,000)			270,110	52.2

10	Capital Emerging Markets Total Opportunities Fund

Equity securities	Shares	Value (000)	Percent of net assets
Asia-Pacific — 23.2%
China — 7.3%
Anhui Conch Cement Co. Ltd. (Hong Kong)	804,000	$2,780	0.5%

Bank of China Ltd. (Hong Kong)	10,963,511	4,513	0.9

Being Enterprises Water Group Ltd. (Hong Kong)	4,680,000	1,075	0.2

China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[4]	2,392,000	824	0.2

China Life Insurance Co. Ltd. (Hong Kong)	927,000	2,739	0.5

China Longyuan Power Group Corp. Ltd. (Hong Kong)	1,959,000	1,277	0.2

China Petroleum & Chemical Corp. (Hong Kong)	3,582,000	3,804	0.7

China Shenhua Energy Co. Ltd. (Hong Kong)	1,304,500	5,555	1.1

CSR Corp. Ltd. (Hong Kong)	1,890,000	1,468	0.3

First Tractor Co. Ltd. (Hong Kong)[4]	1,594,000	1,331	0.3

Honghua Group Ltd. (Hong Kong)	17,372,000	4,057	0.8

Lenovo Group Ltd. (Hong Kong)	4,510,000	3,625	0.7

Minth Group Ltd. (Hong Kong)	1,282,000	1,295	0.2

Zhongsheng Group Holdings Ltd. (Hong Kong)	608,500	787	0.2

Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	854,000	2,512	0.5

		37,642	7.3
Hong Kong — 2.0%
AIA Group Ltd.	420,200	1,665	0.3

HKT Trust, units	7,014,000	6,507	1.3

SJM Holdings Ltd.	1,046,000	2,278	0.4

		10,450	2.0
India — 1.7%
Bharti Airtel Ltd.	946,585	4,745	0.9

DLF Ltd.	283,000	1,067	0.2

ICICI Bank Ltd.	93,600	1,827	0.4

United Spirits Ltd.	50,000	1,093	0.2

		8,732	1.7
Malaysia — 1.4%
Bumi Armada Bhd.	1,461,900	1,881	0.4

CIMB Group Holdings Bhd.	698,100	1,749	0.3

Genting Bhd.	1,165,300	3,386	0.7

		7,016	1.4
Philippines — 0.0%
Energy Development Corp.	1,421,600	230	—

Singapore — 0.9%
DBS Group Holdings Ltd.	392,643	4,474	0.9

Olam International Ltd.	177,000	286	—

		4,760	0.9
South Korea — 4.6%
Daum Communications Corp.	3,000	258	0.1

Hana Financial Group Inc.	185,130	5,390	1.0

Hyundai Mobis Co., Ltd.	12,503	3,187	0.6

KT Corp.	55,150	1,869	0.4

OCI Co. Ltd.	7,471	1,055	0.2

Samsung Electronics Co. Ltd.	2,930	3,519	0.7

SK Hynix, Inc.[4]	373,320	8,506	1.6

		23,784	4.6

Capital Emerging Markets Total Opportunities Fund	11

	Shares	Value (000)	Percent of net assets
Asia-Pacific (continued)
Taiwan — 4.4%
ASUSTeK Computer Inc.	489,820	$5,248	1.0%

CTCI Corp.	967,000	1,923	0.4

Delta Electronics, Inc.	1,780,000	6,081	1.2

Hon Hai Precision Industry Co., Ltd.	705,100	2,141	0.4

Taiwan Semiconductor Manufacturing Co. Ltd.	2,107,000	6,398	1.2

Tripod Technology Corp.	469,000	907	0.2

		22,698	4.4
Thailand — 0.9%
Advanced Info Service PCL	208,700	1,345	0.3

Shin Corp. PCL, nonvoting depository receipt	1,588,300	3,251	0.6

		4,596	0.9
Latin America — 3.2%
Brazil — 1.9%
BRF – Brasil Foods SA, ordinary nominative	108,500	1,974	0.4
BRF – Brasil Foods SA, ordinary nominative (ADR)	46,100	845	0.1

Cia. de Saneamento Básico do Estado de São Paulo – SABESP (ADR)	18,800	1,579	0.3

Gerdau SA (ADR)	339,300	2,983	0.6

Hypermarcas SA, ordinary nominative[4]	315,200	2,506	0.5

		9,887	1.9
Chile — 0.0%
Ripley Corp. SA	185,000	174	—

Colombia — 0.5%
Bancolombia SA	71,469	1,118	0.2
Bancolombia SA, preferred nominative (ADR)	21,209	1,358	0.3

		2,476	0.5
Mexico — 0.5%
Arca Continental, SAB de CV	41,061	298	0.1

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[4]	122,194	1,105	0.2

Grupo Financiero Inbursa, SAB de CV	53,800	143	—

Impulsora del Desarrollo y el Empleo en América Latina, SAB de CV, Series B1[4]	536,400	914	0.2

		2,460	0.5
Peru — 0.3%
Cía. de Minas Buenaventura SAA (ADR)	38,000	1,359	0.3

Eastern Europe and Middle East — 3.0%
Czech Republic — 0.1%
ČEZ, a.s.	9,900	365	0.1

Oman — 0.3%
BankMuscat (SAOG) (GDR)[1]	306,433	1,751	0.3

Poland — 0.1%
Telekomunikacja Polska SA	200,456	757	0.1

12	Capital Emerging Markets Total Opportunities Fund

Equity securities	Shares	Value (000)	Percent of net assets
Eastern Europe and Middle East (continued)
Russia — 2.2%
Etalon Group Ltd. (GDR)[1,4]	42,059	$243	0.1%

OJSC Gazprom (ADR)	734,396	6,709	1.3

Sberbank of Russia	884,713	2,590	0.5
Sberbank of Russia (GDR)[1]	145,436	1,700	0.3

		11,242	2.2
United Arab Emirates — 0.3%
DP World Ltd.	127,000	1,506	0.3

Africa — 1.1%
South Africa — 1.1%
AngloGold Ashanti Ltd.	39,092	1,301	0.3
AngloGold Ashanti Ltd. (ADR)	21,400	727	0.1

Harmony Gold Mining Co. Ltd.	132,004	1,081	0.2
Harmony Gold Mining Co. Ltd. (ADR)	304,900	2,531	0.5

		5,640	1.1
Other markets — 8.2%
Australia — 0.5%
Oil Search Ltd.	343,436	2,653	0.5

Austria — 0.3%
Vienna Insurance Group	40,379	1,734	0.3

Canada — 0.7%
Barrick Gold Corp.	36,300	1,470	0.3

First Quantum Minerals Ltd.	94,500	2,124	0.4

		3,594	0.7
Italy — 0.3%
Tenaris SA (ADR)	36,143	1,360	0.3

Netherlands — 0.7%
Fugro NV	57,600	3,894	0.7

United Kingdom — 3.5%
Anglo American PLC	68,700	2,110	0.4

Global Ports Investments PLC (GDR)[1]	92,647	1,135	0.2

Imperial Tobacco Group PLC	92,815	3,505	0.7

Mondi PLC	194,858	2,144	0.4

SABMiller PLC	48,200	2,065	0.4

Standard Chartered PLC	303,557	7,186	1.4

		18,145	3.5
United States of America — 2.2%
Ensco PLC, Class A	99,300	5,741	1.1

Flextronics International Ltd.[4]	360,300	2,079	0.4

Freeport-McMoRan Copper & Gold Inc.	86,700	3,371	0.7

		11,191	2.2

Capital Emerging Markets Total Opportunities Fund	13

	Shares	Value (000)	Percent of net assets
Miscellaneous — 3.8%
Equity securities in initial period of acquisition		$19,880	3.8%

Total equity securities (cost: $213,687,000)		219,976	42.5

Short-term securities	Principal amount (000)

Certificate of deposit — 0.3%

Itaú Unibanco Holding SA 1.05% due 2/19/13	$1,600	1,604	0.3

Commercial paper — 2.0%

Glaxosmithkline Finance PLC 0.14% due 11/8/12[1]	10,600	10,600	2.0

Total short-term securities (cost: $12,200,000)		12,204	2.3

Total investment securities (cost: $483,371,000)		502,290	97.0
Other assets less liabilities (including forward currency contracts)		15,473	3.0

Net assets		$517,763	100.0%

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $28,882,000, which represented 5.58% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Index-linked bond whose principal amount moves with a government retail price index.
[4]	Security did not produce income during the last 12 months.

Abbreviations

Securities:

ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

Currency:
BRL	— Brazilian real
COP	— Colombian peso
CNY	— Chinese renminbi
EUR	— Euro
HUF	— Hungarian forint
IDR	— Indonesian rupiah
KRW	— Korean won
MXN	— Mexican peso
MYR	— Malaysian ringgit
PHP	— Philippine peso
PLN	— Polish zloty
RUB	— Russian ruble
THB	— Thai baht
TRY	— Turkish lira
UYU	— Uruguayan peso
ZAR	— South African rand

14	Capital Emerging Markets Total Opportunities Fund

Financial statements

Statement of assets and liabilities at October 31, 2012	(dollars in thousands, except per-share data)

Assets:
Investment securities, at value: (cost: $483,371)		$502,290
Cash		8,863
Cash denominated in non-U.S. currency (cost: $9)		9
Unrealized appreciation on open forward currency contracts		136
Receivables for:
Sales of investments	$3,258
Dividends and interest	4,719
Other	2	7,979

Total Assets		519,277

Liabilities:
Unrealized depreciation on open forward currency contracts		114
Payables for:
Purchases of investments	863
Investment advisory services	435
Repurchase of fund’s shares	5
Non-U.S. taxes	4
Other accrued expenses	93	1,400

Total Liabilities		1,514

Net assets at October 31, 2012:		$517,763

Net assets consist of:
Capital paid in on shares of stock		$490,434
Undistributed net investment income		12,284
Accumulated net realized loss		(3,878)
Net unrealized appreciation		18,923

Net assets at October 31, 2012:		$517,763

Shares outstanding ($0.01 par value, unlimited authorized shares):		44,724,555

Net asset value per share:		$11.58

See Notes to Financial Statements

Capital Emerging Markets Total Opportunities Fund	15

Statement of operations for the period January 27, 2012 (commencement of operations) through October 31, 2012	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $126)	$12,200
Dividends (net of non-U.S. taxes of $328)	5,800	$18,000

Fees and expenses:
Investment advisory services	3,455
Custodian	107
Registration statement and prospectus	75
Auditing and legal	49
Trustees’ compensation	35
Reports to shareholders	3
Other	64

Total fees and expenses		3,788

Net investment income		14,212

Net realized loss and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	(3,317)
Forward currency contracts	(406)
Currency transactions	(409)	(4,132)

Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $4)	11,792
Forward currency contracts	1,111
Currency translations	(167)	12,736

Net realized loss and unrealized appreciation on investments, forward currency contracts and currency		8,604

Net increase in net assets resulting from operations		$22,816

Statements of changes in net assets		(dollars in thousands)

	For the period January 27, 2012 through October 31, 2012[1]	For the period January 1, 2012 through January 26, 2012[2]	Year ended December 31, 2011[2]

Operations:
Net investment income	$14,212	$1,112	$15,787
Net realized loss on investments, forward currency contracts and currency transactions	(4,132)	(4,408)	(5,404)
Net unrealized appreciation/(depreciation) on investments, forward currency contracts and currency translations	12,736	23,664	(31,418)

Net increase (decrease) in net assets resulting from operations	22,816	20,368	(21,035)

Capital share transactions:
Proceeds from shares sold: 11,008,378, 0 and 13,413,689 shares, respectively	123,646	—	145,154
Cost of shares repurchased: 1,397,615, 1,376,931 and 2,289,015 shares, respectively	(15,695)	(14,651)	(24,860)

Net increase in net assets resulting from capital share transactions	107,951	(14,651)	120,294

Total increase in net assets	130,767	5,717	99,259

Net assets:
Beginning of period	386,996	381,279	282,020

End of period (including undistributed net investment income: $12,284, — and —, respectively)	$517,763	$386,996	$381,279

[1]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[2]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Emerging Markets Total Opportunities Fund at the close of business effective January 26, 2012. In connection with the reorganization, the Predecessor Fund transferred all its assets and liabilities to the Capital Emerging Markets Total Opportunities Fund and changed its fiscal year-end from December to October.

See Notes to Financial Statements

16	Capital Emerging Markets Total Opportunities Fund

Notes to financial statements

1. Organization

Capital Emerging Markets Total Opportunities Fund (the “fund”) was organized on November 18, 2011 as a Delaware statutory trust. The fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities by allocating a portion of its assets to bonds and other debt securities of emerging market issuers.

Capital Guardian Emerging Markets Total Opportunities Fund for Tax-Exempt Trusts (the “Predecessor Fund”) was reorganized and merged into Capital Emerging Markets Total Opportunities Fund, pursuant to the approval of the trustee of the Predecessor Fund and the board of trustees of the fund on October 26, 2011, and October 20, 2011, respectively. The Predecessor Fund transferred all of its assets and liabilities to the fund, effective at the close of business January 27, 2012. In connection with the reorganization, the fiscal year-end and tax year-end of the Predecessor Fund was changed from December 31 to October 31.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is the value of a single share. The fund calculates its net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Capital Emerging Markets Total Opportunities Fund	17

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair value process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair value guidelines to the board of trustees with supplemental information to support the changes. The fund’s board of trustees and audit committee regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated

18	Capital Emerging Markets Total Opportunities Fund

with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2012 (dollars in thousands):

	Investment securities

	Level 1	Level 2[1]	Level 3	Total

Assets:
Bonds and notes
Latin America	$—	$152,946	$—	$152,946
Eastern Europe and Middle East	—	57,612	—	57,612
Asia-Pacific	—	30,762	—	30,762
Other markets	—	23,602	—	23,602
Miscellaneous	—	5,188	—	5,188
Equity securities
Asia-Pacific	119,908	—	—	119,908
Other markets	78,437	1,751	—	80,188
Miscellaneous	19,880	—	—	19,880
Short-term securities	—	12,204	—	12,204

Total	$218,225	$284,065	$—	$502,290

	Other investments[2]

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$136	$—	$136

Liabilities:
Unrealized depreciation on open forward currency contracts	—	(114)	—	(114)

Total	$—	$22	$—	$22

[1]	Level 2 includes investment securities with an aggregate value of $1,751,000 that were fair valued under guidelines adopted by authority of the fund’s board of trustees.
[2]	Forward currency contracts are not included in the investment portfolio.

4. Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing

Capital Emerging Markets Total Opportunities Fund	19

sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to lower quality, higher yielding debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” Junk bonds are considered speculative.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2012, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S. taxes as applicable. As of October 31, 2012, the fund accrued $4,000 of liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; cost of investments sold; net capital losses; unrealized appreciation of certain investments in securities outside the U.S.; short-term capital gains and losses; and income on certain investments.

20	Capital Emerging Markets Total Opportunities Fund

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the period from January 27, 2012 (commencement of operations) through October 31, 2012, there were no distributions paid to shareholders. The fund may designate a portion of the amount paid to redeeming shareholders as distribution for tax purposes.

During the period ended October 31, 2012, the fund reclassed $1,838,000 from undistributed net investment income to accumulated net realized loss, $90,000 from undistributed net investment income to capital paid in on shares of capital stock and $1,584,000 from accumulated net realized loss to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)

Undistributed ordinary income	$12,284
Capital loss carryforward*	(3,445)

Gross unrealized appreciation on investment securities	40,005
Gross unrealized depreciation on investment securities	(21,497)

Net unrealized appreciation on investment securities	18,508

Cost of investment securities	483,782

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

6. Fees and transactions with related parties

CGTC serves as investment adviser to the fund and other funds. CGTC is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. Expense limitations have been imposed through December 31, 2013, to limit the fund’s total annual fund operating expenses to 1.10% (as a percentage of average daily net assets).

Investment advisory services fee — The Investment Advisory and Service Agreement with CGTC provides for monthly fees accrued daily. The fee is 1.00% of the average daily net assets of the fund.

Distribution services — American Funds Distributors,® Inc. (“AFD”) is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC and AFD. No affiliated officers and trustees received any compensation directly from the fund.

7. Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the United States, to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2012, the total value of restricted securities was $28,882,000, which represents 5.58% of the net assets of the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short term securities, of $304,307,000 and $175,198,000, respectively, during the period from January 27, 2012 (commencement of operations) through October 31, 2012.

9. Fund merger

On January 27, 2012, the fund acquired all of the assets and assumed all of the liabilities of the Predecessor Fund pursuant to a plan of reorganization approved by the trustee of the Predecessor Fund and the board of trustees of the fund on October 26, 2011, and October 20, 2011. The fund began with a $100,000 seed investment. The acquisition was accomplished by a tax-free exchange as follows:

On the close of business on January 27, 2012, 35,113,792 shares of the Predecessor Fund, valued at $386,996,070, were outstanding. After the reorganization, the fund had 35,122,866 shares valued at $387,095,166.

The investment portfolio of the Predecessor Fund, with a value of $377,210,268 and identified cost of $370,087,014 were the principal assets acquired by the fund. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Predecessor Fund were $386,996,070.

Capital Emerging Markets Total Opportunities Fund	21

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Fund that have been reflected in the statement of operations since January 27, 2012, for the fund.

	Before reorganization		After reorganization

	The Predecessor Fund	The fund	The fund

Net assets	$386,996,070	$100,000	$387,096,070
Shares outstanding	35,113,792	—	35,122,866
Net asset value per share	$11.02	$—	$11.02
Net unrealized appreciation/(depreciation)	6,187,269	—	6,187,269

10. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the Fund values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

As of October 31, 2012, the fund had open forward currency contracts to sell currencies, as shown on the following table. The open forward currency contracts shown are generally indicative of the volume of activity for the year (as a percentage of the fund’s total net assets).

		Contract amount (000)		U.S. valuation (000)

	Counterparty	Non-U.S.	U.S.	Amount	Unrealized (depreciation)/ appreciation

Sales:
Australian dollar to U.S. dollar expiring 11/5/2012	Bank of America	AUD192	$197	$199	$(2)
Brazilian real to U.S. dollar expiring 11/19/2012	JPMorgan Chase	BRL39,859	19,519	19,580	(61)
British pound to U.S. dollar expiring 11/9/2012	JPMorgan Chase	GBP575	932	928	4
British pound to U.S. dollar expiring 11/20/2012	Bank of New York Mellon	GBP5,567	8,983	8,983	— *
Czech koruna to U.S. dollar expiring 11/15/2012	Bank of America	CZK6,818	355	353	2
Euro to U.S. dollar expiring 11/20/2012	Bank of New York Mellon	EUR2,122	2,780	2,751	29
Euro to U.S. dollar expiring 11/20–11/28/2012	JPMorgan Chase	EUR4,102	5,346	5,318	28
Korean won to U.S. dollar expiring 11/30/2012	Bank of America	KRW5,048,438	4,594	4,622	(28)
South African Rand to U.S. dollar expiring 11/9/2012	Credit Suisse First Boston	ZAR34,358	4,030	3,959	71
South African Rand to U.S. dollar expiring 11/30/2012	UBS AG	ZAR21,518	2,473	2,471	2
Turkish Lira to U.S. dollar expiring 11/19/2012	Credit Suisse First Boston	TRY5,521	3,050	3,073	(23)

Forward currency contracts — net					$22

*Amount less than one thousand.

22  Capital Emerging Markets Total Opportunities Fund

Financial highlights

	For the period January 27, 2012 through October 31, 2012[1]	For the period January 1, 2012 through January 26, 2012[2]	For the year ended December 31, 2011[2]	For the period March 1, 2010[3] through December 31, 2010[2]

Net asset value, beginning of period	$11.02	$10.45	$11.12	$10.00
From investment operations[4]:
Net investment income	.35	.03	.52	.45
Net realized and unrealized gain (loss)	.21	.54	(1.19)	.67

Total from investment operations	.56	.57	(.67)	1.12

Net asset value, end of period	$11.58	$11.02	$10.45	$11.12

Total return	5.08%	5.45%	(6.03)%	11.20%

Net assets, end of period (in millions)	$518	$387	$381	$282

Ratios/Supplemental data:
Ratio of expenses to average net assets	1.10%[5]	.05%[5]	.04%	.08%[5]
Ratio of net investment income to average net assets	4.11%[5]	3.95%[5]	4.78%	5.07%[5]
Portfolio turnover rate	42.49%[6]	7.00%[6]	59.52%[7]	69.40%[6,7]

[1]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[2]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Emerging Markets Total Opportunities Fund at the close of business effective January 26, 2012.
[3]	The Predecessor Fund commenced operations on March 1, 2010.
[4]	The per–share/unit data is based on average shares/units outstanding.
[5]	Annualized.
[6]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
[7]	Unaudited.

Capital Emerging Markets Total Opportunities Fund    23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital Emerging Markets Total Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Capital Emerging Markets Total Opportunities Fund (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the period January 27, 2012 (commencement of operations) to October 31, 2012, and the statements of changes in net assets and financial highlights for the period January 1, 2012 through January 26, 2012 and for the period January 27, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and the financial highlights for the year ended December 31, 2011 and the financial highlights for the period March 1, 2010 through December 31, 2010 were audited by other auditors whose reports, dated March 5, 2012 and March 7, 2011, respectively, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Emerging Markets Total Opportunities Fund as of October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the period January 1, 2012 through January 26, 2012 and for the period January 27, 2012 (commencement of operations) through October 31 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Costa Mesa, California
December 28, 2012

24	Capital Emerging Markets Total Opportunities Fund

Capital Emerging Markets Total Opportunities Fund

Part C

Other Information

Item 28. Exhibits for Registration Statement (1940 Act No. 811-22605 and 1933 Act No. 333-176635)

(a)	Declaration of Trust of Registrant – Certificate of Trust and Agreement and Declaration of Trust – previously filed (see Pre-Effective Amendment No. 1 filed 11/2/2011)

(b)	By-laws of Registrant – By-laws – previously filed (see Pre-Effective Amendment No. 1 filed 11/2/2011)

(c)	Instruments Defining Rights of Security Holders – None

(d)	Investment Advisory Contracts – Form of Investment Advisory and Service Agreement – previously filed (see Pre-Effective Amendment No. 1 filed 11/2/2011)

(e)	Underwriting Contracts – Form of Principal Underwriting Agreement – previously filed (see Pre-Effective Amendment No. 1 filed 11/2/2011)

(f)	Bonus or Profit Sharing Contracts - None

(g)	Custodian Agreements – Form of Global Custody Agreement; Form of Russian Addendum to Global Custody Agreement – previously filed (see Pre-Effective Amendment No. 1 filed 11/2/2011)

(h)	Other Material Contracts – Form of Transfer Agency Agreement – previously filed (see Pre-Effective Amendment No. 1 filed 11/2/2011)

(i)         Legal Opinion – Legal Opinion – previously filed (see Pre-Effective Amendment No. 1 filed 11/2/2011)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)        Omitted financial statements – None

(l)	Initial capital agreements – Initial capital agreements – previously filed (see Pre-Effective Amendment No. 1 filed 11/2/2011)

(m)	Rule 12b-1 Plan – None

(n)	Rule 18f-3 Plan – None

(o)         Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated October 2012; and Code of Ethics for Registrant dated November 2011

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31. Business and Other Connections of the Investment Adviser

None

Item 32. Principal Underwriters

(a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global High-Income Opportunities Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund; American Funds Money Market Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Inc., Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, Inc., The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
IRV	Laurie M. Allen	Director, Senior Vice President	None
LAO	Dianne L. Anderson	Vice President	None
LAO	William C. Anderson	Director, Senior Vice President & Director of Retirement Plan Business	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	T. Patrick Bardsley	Regional Vice President	None
LAO	Shakeel A. Barkat	Vice President	None
IRV	Carl R. Bauer	Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jonathan W. Botts	Vice President	None

LAO	Bill Brady	Director, Senior Vice President	None
LAO	Mick L. Brethower	Senior Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	Gary D. Bryce	Regional Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	James D. Carter	Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None
LAO	Denise M. Cassin	Director, Senior Vice President and Director of Individual Investor Business	None
LAO	Craig L. Castner	Regional Vice President	None
LAO	David D. Charlton	Director, Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Vice President	None
LAO	Paul A. Cieslik	Vice President	None
LAO	Kevin G. Clifford	Director, President and Chief Executive Officer	None
LAO	Ruth M. Collier	Senior Vice President	None
LAO	Christopher M. Conwell	Regional Vice President	None
LAO	Charles H. Cote	Vice President	None
SNO	Kathleen D. Cox	Vice President	None
LAO	Michael D. Cravotta	Assistant Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Regional Vice President	None

LAO	Brian M. Daniels	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Shane L. Davis	Regional Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel J. Delianedis	Senior Vice President	None
LAO	James W. DeLouise	Assistant Vice President	None
LAO	Bruce L. DePriester	Director, Senior Vice President, Treasurer and Controller	None
LAO	Hedy B. Donahue	Assistant Vice President	None
LAO	Michael J. Downer	Director	None
LAO	Ryan T. Doyle	Regional Vice President	None
LAO	Alan J. Dumas	Regional Vice President	None
LAO	Bryan K. Dunham	Regional Vice President	None
LAO	Kevin C. Easley	Regional Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Vice President	None
LAO	John R. Fodor	Director, Executive Vice President	None
LAO	Charles L. Freadhoff	Vice President	None
LAO	Daniel B. Frick	Senior Vice President	None
LAO	J. Christopher Gies	Senior Vice President	None

LAO	Earl C. Gottschalk	Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Christopher M. Guarino	Senior Vice President	None
IRV	Steven Guida	Director, Senior Vice President	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Vice President	None
LAO	Russell K. Holliday	Vice President	None
LAO	Heidi Horwitz-Marcus	Vice President	None
LAO	Kevin B. Hughes	Vice President	None
LAO	Jeffrey K. Hunkins	Regional Vice President	None
LAO	Marc Ialeggio	Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Regional Vice President	None
LAO	Linda Johnson	Vice President	None
LAO	Marc J. Kaplan	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Vice President	None
LAO	Ryan C. Kidwell	Regional Vice President	None
LAO	Mark Kistler	Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None

IRV	Elizabeth K. Koster	Vice President	None
LAO	Christopher F. Lanzafame	Vice President	None
IRV	Laura Lavery	Vice President	None
LAO	R. Andrew LeBlanc	Director, Senior Vice President	None
LAO	Matthew N. Leeper	Regional Vice President	None
LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Susan B. Lewis	Assistant Vice President	None
LAO	T. Blake Liberty	Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Regional Vice President	None
LAO	Paul R. Mayeda	Assistant Vice President	None
LAO	Eleanor P. Maynard	Vice President	None
LAO	Dana C. McCollum	Vice President	None
LAO	Joseph A. McCreesh, III	Vice President	None
LAO	Ross M. McDonald	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	Vice President
LAO	Will McKenna	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	William C. Miller, Jr.	Senior Vice President	None
LAO	William T. Mills	Vice President	None
LAO	Sean C. Minor	Regional Vice President	None

LAO	James R. Mitchell III	Regional Vice President	None
LAO	Charles L. Mitsakos	Vice President	None
LAO	Linda M. Molnar	Vice President	None
LAO	Monty L. Moncrief	Vice President	None
LAO	Brian D. Munson	Vice President	None
LAO	Jon Christian Nicolazzo	Regional Vice President	None
LAO	Earnest M. Niemi	Regional Vice President	None
LAO	Jack Nitowitz	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Executive Vice President	None
LAO	Jonathan H. O’Flynn	Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
LAO	Shawn M. O’Sullivan	Regional Vice President	None
IND	Lance T. Owens	Regional Vice President	None
LAO	Rodney Dean Parker II	Regional Vice President	None
LAO	W. Burke Patterson, Jr.	Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	David K. Petzke	Senior Vice President	None
IRV	John H. Phelan, Jr.	Director	None
LAO	Joseph M. Piccolo	Regional Vice President	None
LAO	Keith A. Piken	Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	Charles R. Porcher	Regional Vice President	None
LAO	Julie K. Prather	Vice President	None

SNO	Richard P. Prior	Senior Vice President	None
LAO	Steven J. Quagrello	Vice President	None
LAO	Mike Quinn	Vice President	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Steven J. Reitman	Senior Vice President	None
LAO	Jeffrey Robinson	Vice President	None
LAO	Suzette M. Rothberg	Senior Vice President	None
LAO	James F. Rothenberg	Non-Executive Chairman and Director	None
LAO	Romolo D. Rottura	Senior Vice President	None
LAO	William M. Ryan	Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None
LAO	Joseph D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None
LAO	Kim D. Schmidt	Assistant Vice President	None
LAO	David L. Schroeder	Vice President	None
LAO	James J. Sewell III	Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Michael J. Sheldon	Vice President	None
LAO	Brad Short	Vice President	None

LAO	Nathan W. Simmons	Regional Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Jerry L. Slater	Senior Vice President	None
LAO	Matthew Smith	Assistant Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Therese L. Soullier	Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Mark D. Steburg	Vice President	None
LAO	Michael P. Stern	Vice President	None
NYO	Andrew B. Suzman	Director	None
LAO	Libby J. Syth	Vice President	None
LAO	David R. Therrien	Assistant Vice President	None
LAO	Gary J. Thoma	Vice President	None
LAO	John B. Thomas	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
SNO	Cindy Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
DCO	Bradley J. Vogt	Director	None

LAO	Jon N. Wainman	Regional Vice President	None
LAO	Sherrie S. Walling	Assistant Vice President	None
SNO	Chris L. Wammack	Assistant Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
SFO	Gregory W. Wendt	Director	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Adam B. Whitehead	Regional Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jason P. Young	Director, Vice President	None
LAO	Jonathan A. Young	Vice President	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c) None

Item 33. Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant’s investment adviser, Capital Guardian Trust Company, 6455 Irvine Center Drive, Irvine, CA 92618 and J.P. Morgan Investor Services Co., One Beacon Street, Boston, MA 02108.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, J.P. Morgan Investor Services Co., One Beacon Street, Boston, MA 02108.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

Item 34. Management Services

None

Item 35. Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Irvine, in the County of Orange and State of California, on the 27th day of December, 2012.

CAPITAL EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By: /s/ Paul F. Roye

Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on December 27, 2012 by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ John B. Emerson	President
(John B. Emerson)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Kevin M. Saks	Treasurer
(Kevin M. Saks)

(3)	Trustees:
	Richard G. Capen, Jr.*	Trustee
	H. Frederick Christie*	Trustee
	Martin Fenton*	Trustee
	Richard G. Newman*	Trustee
	/s/ Paul F. Roye	Chairman of the Board
(Paul F. Roye)
*By: /s/ Courtney R. Taylor
(Courtney R. Taylor, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

/s/ Timothy W. McHale

(Timothy W. McHale)

POWER OF ATTORNEY

I, Richard G. Capen, Jr., the undersigned trustee of the Capital Emerging Markets Total Opportunities Fund (the “Trust”) hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint

Courtney R. Taylor Timothy W. McHale Kevin M. Saks

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Diego, CA, this 3rd day of August, 2012.

(City, State)

/s/ Richard G. Capen, Jr.

Richard G. Capen, Jr., Trustee

POWER OF ATTORNEY

I, H. Frederick Christie, the undersigned trustee of the Capital Emerging Markets Total Opportunities Fund (the “Trust”) hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint

Courtney R. Taylor Timothy W. McHale Kevin M. Saks

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Palos Verdes, CA, this 3rd day of August, 2012.

(City, State)

/s/ H. Frederick Christie

H. Frederick Christie, Trustee

POWER OF ATTORNEY

I, Martin Fenton, the undersigned trustee of the Capital Emerging Markets Total Opportunities Fund (the “Trust”) hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint

Courtney R. Taylor Timothy W. McHale Kevin M. Saks

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Diego, CA, this 2nd day of August, 2012.

(City, State)

/s/ Martin Fenton

Martin Fenton, Trustee

POWER OF ATTORNEY

I, Richard G. Newman, the undersigned trustee of the Capital Emerging Markets Total Opportunities Fund (the “Trust”) hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint

Courtney R. Taylor Timothy W. McHale Kevin M. Saks

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 2nd day of August, 2012.

(City, State)

/s/ Richard G. Newman

Richard G. Newman, Trustee